Lexington Corporate Leaders Trust  Fund
                   Supplement dated December 13, 1995
                   to The Prospectus dated May 1, 1995


Miscellaneous
(Sponsor;  Distributor)


Lexington Management Corporation and Lexington Funds Distributor, Inc. are wholly-owned subsidiaries of Lexington Global Asset Managers, Inc., a Delaware corporation with offices at Park 80 West Plaza Two, Saddle Brook, NJ 07663. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of the outstanding shares of Lexington Global Asset Managers, Inc.